American Century Municipal Trust

PROSPECTUS SUPPLEMENT

LONG-TERM TAX-FREE FUND

Supplement dated November 19, 2001 * Prospectus dated October 1, 2001)

SPECIAL MEETING OF SHAREHOLDERS

AT A SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 16, 2001, SHAREHOLDERS
APPROVED THE FOLLOWING PROPOSAL. THE CHANGE IS EFFECTIVE DECEMBER 3, 2001.

          Shareholders of the Long-Term Tax-Free Fund ("Long-Term Tax-Free")
          approved the transfer of substantially all of the fund's assets and liabilities to the American Century Tax-Free Bond Fund ("Tax-Free
          Bond") in exchange for shares of Tax-Free Bond. Tax-Free Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Long-Term Tax-Free. The total expense ratio of Tax-Free Bond is expected to be lower than the total expense ratio of Long-Term Tax-Free.

          Long-Term Tax-Free shareholders will receive shares of Tax-Free Bond on a tax-free basis in exchange for their shares of Long-Term
          Tax-Free. The value of a shareholder's account will not change as a result of  the transaction.
SH-SPL-27570 0110